Allmerica Investment Trust

Prospectus Supplement
(Supplement to prospectus dated April 28, 1995)


Effective October 16, 1995, State Mutual Life Assurance Company of America converted from a Massachusetts mutual life insurance company to a Massachusetts stock life company, and concurrently changed its name to First Allmerica Financial Life Insurance Company ("Company"). The Company is a wholly-owned subsidiary of Allmerica Financial Corporation, 440 Lincoln Street, Worchester, Massachusetts, 01653. The attached prospectus is hereby amended to delete the name "State Mutual Life Assurance Company of America" and to substitute First Allmerica Financial Life Insurance Company.

Supplement dated October 16, 1995